SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 10, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-11377	CINERGY CORP. (A Delaware Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-1385023

1-1232	THE CINCINNATI GAS & ELECTRIC COMPANY (An Ohio Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0240030

1-3543	PSI ENERGY, INC. (An Indiana Corporation) 1000 East Main Street Plainfield, Indiana 46168 (513) 421-9500	35-0594457

2-7793	THE UNION LIGHT, HEAT AND POWER COMPANY (A Kentucky Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0473080

Item 5. Other Events and Regulation FD Disclosure

This Current Report on Form 8-K is to show the effect of the implementation of the gross versus net presentation of revenues under the consensus reached in October 2002 in Emerging Issues Task Force Issue No. 02-3, Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities (EITF 02-3), on the financial statements and the related notes, management’s discussion and analysis, and the selected financial data as originally reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.  Exhibits 99.1 through 99.3 contain information identical to the corresponding sections of the registrants’ Annual Report on Form 10-K for the fiscal year ended December 31, 2002, except that all such information has been updated to the extent required to show the effect of the implementation of the gross vs. net presentation of revenues under EITF 02-3.  In addition, the subsequent events disclosures in the Notes to Financial Statements have been updated for certain matters occurring subsequent to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

Item 7. Financial Statements and Exhibits

(a)                                  Exhibits

23.1  Independent Auditors’ Consent

99.1  Selected Financial Data

99.2  Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3  Financial Statements:

Independent Auditors’ Report

Cinergy Corp.

-      Consolidated Statements of Income for the three years ended
December 31, 2002

-      Consolidated Balance Sheets at December 31, 2002 and 2001

-      Consolidated Statements of Changes in Common Stock Equity for the
three years ended December 31, 2002

-      Consolidated Statements of Cash Flows for the three years ended
December 31, 2002

-      Consolidated Statements of Capitalization at December 31, 2002 and 2001

The Cincinnati Gas & Electric Company

-      Consolidated Statements of Income for the three years ended
December 31, 2002

-      Consolidated Balance Sheets at December 31, 2002 and 2001

-      Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2002

-      Consolidated Statements of Cash Flows for the three years ended December 31, 2002

-      Consolidated Statements of Capitalization at December 31, 2002 and 2001

PSI Energy, Inc.

-      Consolidated Statements of Income for the three years ended
December 31, 2002

-      Consolidated Balance Sheets at December 31, 2002 and 2001

-      Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2002

-      Consolidated Statements of Cash Flows for the three years ended
December 31, 2002

-      Consolidated Statements of Capitalization at December 31, 2002 and 2001

The Union Light, Heat and Power Company

-      Statements of Income for the three years ended December 31, 2002

-      Balance Sheets at December 31, 2002 and 2001

-      Statements of Changes in Common Stock Equity for the three years ended December 31, 2002

-      Statements of Cash Flows for the three years ended December 31, 2002

-      Statements of Capitalization at December 31, 2002 and 2001

Notes to Financial Statements

Financial Statement Schedules

Schedule II — Valuation and Qualifying Accounts

-      Cinergy Corp. and Subsidiaries

-      The Cincinnati Gas & Electric Company and Subsidiaries

-      PSI Energy, Inc. and Subsidiary

-      The Union Light, Heat and Power Company

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Independent Auditors’ Consent

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements:

Independent Auditors’ Report

Cinergy Corp.
- Consolidated Statements of Income for the three years ended December 31, 2002
- Consolidated Balance Sheets at December 31, 2002 and 2001
- Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2002
- Consolidated Statements of Cash Flows for the three years ended December 31, 2002
- Consolidated Statements of Capitalization at December 31, 2002 and 2001

The Cincinnati Gas & Electric Company
- Consolidated Statements of Income for the three years ended December 31, 2002
- Consolidated Balance Sheets at December 31, 2002 and 2001
- Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2002
- Consolidated Statements of Cash Flows for the three years ended December 31, 2002
- Consolidated Statements of Capitalization at December 31, 2002 and 2001

PSI Energy, Inc.
- Consolidated Statements of Income for the three years ended December 31, 2002
- Consolidated Balance Sheets at December 31, 2002 and 2001
- Consolidated Statements of Changes in Common Stock Equity for the three years ended December 31, 2002
- Consolidated Statements of Cash Flows for the three years ended December 31, 2002
- Consolidated Statements of Capitalization at December 31, 2002 and 2001

The Union Light, Heat and Power Company
- Statements of Income for the three years ended December 31, 2002
- Balance Sheets at December 31, 2002 and 2001
- Statements of Changes in Common Stock Equity for the three years ended December 31, 2002
- Statements of Cash Flows for the three years ended December 31, 2002
- Statements of Capitalization at December 31, 2002 and 2001

Notes to Financial Statements

Financial Statement Schedules

Schedule II - Valuation and Qualifying Accounts

- Cinergy Corp. and Subsidiaries

- The Cincinnati Gas & Electric Company and Subsidiaries

- PSI Energy, Inc. and Subsidiary

- The Union Light, Heat and Power Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cinergy Corp.
The Cincinnati Gas & Electric Company
PSI Energy, Inc.
The Union Light, Heat and Power Company
Registrants

Date:	June 10, 2003	By:	/s/ David L. Wozny
David L. Wozny
Duly Authorized Officer and Comptroller

(Principal Accounting Officer)